UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2006

GOAMERICA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29359	22-3693371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  On June 1, 2006, Mr. Alan Docter, a director of GoAmerica, Inc. (the “Company”), submitted his voluntary resignation to the Company, effective immediately. Mr. Docter was Chairman of the Compensation Committee and a member of the Audit and Nominating Committees.

(d) On June 1, 2006, the Board of Directors elected D. Sue Decker as a new director to fill the vacancy created by Alan Docter’s resignation. Ms. Decker shall serve on the Company’s Audit Committee.

  There are no arrangements or understandings between Ms. Decker and any other person pursuant to which Ms. Decker was elected as a director, and there are no transactions in which Ms. Decker has an interest requiring disclosure under Item 404(a) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit 99.1 Press Release of GoAmerica, Inc., dated June 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOAMERICA, INC.

Dated: June 7, 2006	By:	/s/ Wayne D. Smith
Wayne D. Smith
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 99.1 Press Release of GoAmerica, Inc. dated May 11, 2006